T. Rowe Price New Income Fund

Supplement to Prospectus and Summary Prospectus Dated October 1, 2017

On March 5, 2018, the fund’s Board of Directors approved a proposed amendment to the fund’s investment objective. The change is subject to shareholder approval at a special shareholder meeting scheduled for July 25, 2018. Proxy materials describing the proposed investment objective change and the rationale for the proposal are expected to begin mailing to shareholders on May 11, 2018. All fund shareholders who held shares at the close of business on April 26, 2018, are eligible to vote on the proposal.

The fund’s current investment objective is as follows:

“The fund seeks the highest level of income consistent with the preservation of capital over time by investing primarily in marketable debt securities.”

The Board proposes that the fund’s investment objective be changed to the following:

“The fund seeks to maximize total return through income and capital appreciation.”

No material changes are anticipated to the fund’s current investment program or to the fund’s overall risk profile as a result of these changes. However, the Board believes that it is in the interests of the fund’s shareholders to approve a more general investment objective that better reflects current investment strategies and to allow the fund greater long-term flexibility to execute its investment program.

If the proposed amendment to the fund’s investment objective is approved by shareholders, it is expected to become effective on or about August 1, 2018.

The date of this supplement is May 1, 2018.

F43-042 5/1/2018